EXECUTION COPY

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

as Custodian

and

HSBC BANK USA

as Trustee

_____________________________

CUSTODIAL AGREEMENT

Dated as of September 1, 2003

_____________________________

Fieldstone Mortgage Investment Corp. 2003-1
Mortgage Pass-Through Certificates, Series 2003-1

TABLE OF CONTENTS

Page

Section 1.

Definitions.

1

Section 2.

Delivery of this Agreement; Delivery of the Custodial Files.

3

Section 3.

Acceptance of Mortgage Loans by Custodian; Review of

Documentation.

5

Section 4.

Obligations of the Custodian; Ownership of Mortgage

Loan Documents.

6

Section 5.

Release of Custodial Files.

7

Section 6.

Fees of Custodian.

8

Section 7.

Removal of Custodian With Respect to Some or All of

the Mortgage Loans.

8

Section 8.

Transfer of Custodial Files Upon Termination.

8

Section 9.

Examination of Custodial Files.

8

Section 10.

Insurance of Custodian.

9

Section 11.

Counterparts.

9

Section 12.

Periodic Statements.

9

Section 13.

GOVERNING LAW.

9

Section 14.

Copies of Mortgage Documents.

9

Section 15.

No Adverse Interest of Custodian.

9

Section 16.

Resignation by Custodian.

9

Section 17.

Term of Agreement.

10

Section 18.

Notices.

10

Section 19.

Successors and Assigns.

11

Section 20.

Limitation on Liability

12

Section 21.

Custodian Obligations Regarding Genuineness of

Documents.

12

Section 22.

Shipment of Documents.

13

Section 23.

Authorized Representatives.

13

Section 24.

Amendments.

13

Section 25.

Third-Party Beneficiary.

13

EXHIBITS

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B-1

FORM OF INITIAL CERTIFICATION

EXHIBIT B-2

FORM OF INTERIM CERTIFICATION

EXHIBIT B-3

FORM OF FINAL CERTIFICATION

EXHIBIT B-4

FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

EXHIBIT B-5

FORM OF LOST NOTE AFFIDAVIT

EXHIBIT B-6

FORM OF ENDORSEMENT

EXHIBIT C

AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

EXHIBIT D

AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

EXHIBIT E

AUTHORIZED REPRESENTATIVES OF THE MASTER SERVICER

EXHIBIT F-1

AUTHORIZED REPRESENTATIVES OF THE SERVICER
(FIELDSTONE MORTGAGE COMPANY)

EXHIBIT F-2

AUTHORIZED REPRESENTATIVES OF THE SUBSERVICER
(CHASE MANHATTAN MORTGAGE COMPANY)

This is a Custodial Agreement (the “Agreement”), dated and effective as of September 1, 2003, by and between Wells Fargo Bank Minnesota, National Association, as custodian (the “Custodian”), and HSBC Bank USA (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Trustee has entered into a Trust Agreement, dated as of September 1, 2003 (the “Trust Agreement”), by and among the Trustee, Structured Asset Securities Corporation, as depositor (the “Depositor”), HSBC Bank USA, as Trustee, Fieldstone Mortgage Company, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Trust Administrator (in such capacities, the “Master Servicer” or the “Trust Administrator”) pursuant to which the Depositor has conveyed certain Mortgage Loans identified on Exhibit A hereto (the “Mortgage Loan Schedule”) to the Trustee;

WHEREAS, the Trustee and the Custodian desire that the Custodian shall hold the Mortgage Loan Documents (as defined herein) on behalf of the Trust in accordance with the terms hereof, and that the Custodian shall cooperate with the Master Servicer in the performance of the Master Servicer’s duties under the Trust Agreement and each Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Trustee and the Custodian agree as follows:

Section 1.

Definitions.   All capitalized terms not defined herein shall have the meanings assigned to such terms in the Trust Agreement.  The Trustee shall notify the Custodian of any material changes to such Trust Agreement that may affect the rights and obligations of the Custodian set forth herein.  Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Agreement:  This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

Custodian:  Wells Fargo Bank Minnesota, National Association or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

Custodial File:  As to each Mortgage Loan, any Mortgage Loan Documents that are delivered to the Custodian or which at any time come into the possession of the Custodian pursuant to this Agreement.

Final Certification:  A final certification as to each Mortgage Loan, which Final Certification is delivered to the Depositor, the Master Servicer, the Servicer, the Subservicer, the Seller, the NIMS Insurer and the Trustee by the Custodian in accordance with Section 3(d) hereof and in the form annexed hereto as Exhibit B-3.

Initial Certification:  An initial certification as to each Mortgage Loan, which Initial Certification is delivered to the Depositor (and a copy provided by the Depositor to the NIMS Insurer), the Master Servicer, the Seller, the Servicer, the Subservicer and the Trustee by the Custodian in accordance with Section 3(a) hereof and in the form annexed hereto as Exhibit B-1.

Interim Certification:  An interim certification as to each Mortgage Loan, which Interim Certification is delivered to the Depositor, the Master Servicer, the Servicer, the Subservicer, the Seller, the NIMS Insurer and the Trustee by the Custodian in accordance with Section 3(b) hereof and in the form annexed hereto as Exhibit B-2.

Master Servicer:  Wells Fargo Bank Minnesota, National Association, or its successors in interest.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Custodial File which shall include the Mortgage Loan Documents set forth or described in Section 2 hereof.

Mortgage Loan Documents:  The original documents as to each Mortgage Loan, as set forth or described in Section 2 hereof.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund.  Such schedule shall set forth, among other things, the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the Mortgagor’s name; (iii) the street address of the Mortgaged Property including the city, state and zip code; (iv) the original principal amount of the Mortgage Loan; (v) the Mortgage Rate at origination; (vi) the monthly payment of principal and interest at origination; (vii) the Mortgage Pool in which such Mortgage Loan is included; (viii) where applicable, whether such Mortgage Loan is a Simple Interest Loan; and (ix) where applicable, whether such Mortgage Loan is a DAD Mortgage Loan.  The Depositor shall be responsible for providing the Trustee and the Master Servicer with all amendments to the Mortgage Loan Schedule.

NIMS Insurer:  Any insurer that is guaranteeing certain payments under the NIM Securities.

NIM Securities:  The securities issued in the NIMS Transaction.

NIMS Transaction: Any transaction involving the resecuritization of the Class X Certificates.

Seller:  Fieldstone Mortgage Company under the Mortgage Loan Purchase Agreement, dated as of September 1, 2003, by and between Fieldstone Mortgage Company as Seller, and Structured Asset Securities Corporation, as Purchaser.

Servicer:  Fieldstone Mortgage Company and any successor in interest and assigns.

Servicing Agreement:  The Securitization Servicing Agreement dated as of September 1, 2003, among the Seller, the Master Servicer, the Servicer and the Subservicer and acknowledged by the Trustee and to which the Trustee is a third party beneficiary.

Servicing Officer:  Any officer of a Servicer or Subservicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on the list of Authorized Representatives in the form annexed hereto as Exhibits F-1 and F-2, as applicable, furnished by the Servicer and the Subservicer to the Trustee, the Custodian and the Depositor on the Closing Date, as such list may from time to time be amended.

Subservicer:  Chase Manhattan Mortgage Corporation and any successor in interest and assigns.

Trust:  The trust fund created by the Trust Agreement known as the “Fieldstone Mortgage Investment Corp. 2003-1, Mortgage Pass-Through Certificates, Series 2003-1”.

Trust Agreement:  As defined in the first RECITAL of this Agreement.

Section 2.

Delivery of this Agreement; Delivery of the Custodial Files.   On or prior to the Closing Date, the Depositor shall deliver the Mortgage Loan Schedule to the Custodian.  On the Closing Date, the Depositor and the Custodian will, if necessary, amend the Mortgage Loan Schedule attached as Exhibit A hereto with a copy of such amended Mortgage Loan Schedule delivered to the NIMS Insurer by the Depositor.  Subsequent to the Closing Date, in the event of any repurchase or substitution of any Mortgage Loan, the Trustee shall instruct the Custodian in writing to amend the Mortgage Loan Schedule to reflect the withdrawals and substitutions of a Deleted Mortgage Loan from this Agreement with a copy of such amended Mortgage Loan Schedule to be delivered to the NIMS Insurer by the Depositor and provide a copy of the applicable certificate from the Depositor or Master Servicer regarding such withdrawal of a Deleted Mortgage Loan from this Agreement; and in the case of any substitution of a Mortgage Loan, to reflect the addition of any Qualified Substitute Mortgage Loan to this Agreement.  The Mortgage Loans set forth in the Mortgage Loan Schedule from time to time shall be subject to this Agreement.

On or prior to the Closing Date, the Depositor will deliver or cause to be delivered to and deposited with the Custodian the following original documents (as to each Mortgage Loan, the “Mortgage Loan Documents”) pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule annexed hereto:

(a)

the original Mortgage Note, endorsed either (A) in blank or (B) in the form of the Form of Endorsement set forth in Exhibit B-6 hereto, or with respect to any lost Mortgage Note, an original Lost Note Affidavit, in the form set forth in Exhibit B-5 hereto, stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(b)

the original of any guarantee executed in connection with the Mortgage Note assigned to the Trustee;

(c)

the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified by an Officer's Certificate of the Depositor to be a true and complete copy of the original submitted for recording, together with a written Opinion of Counsel for the Depositor acceptable to the Trustee that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

(d)

with respect to each Non-MERS Mortgage Loan, an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned either (A) in blank, without recourse, or (B) to “HSBC Bank USA, as Trustee of the Fieldstone Mortgage Investment Corp. 2003-1”, without recourse or (C) to the order of the Trustee;

(e)

an original copy of any intervening assignment of Mortgage showing a complete chain of assignments or, in the case of an intervening assignment that has been lost, a written Opinion of Counsel for the Depositor acceptable to the Trustee that such original intervening assignment is not required to enforce the Trustee's interest in the Mortgage Loans;

(f)

the original or a certified copy of lender’s title insurance policy (or, in lieu thereof, a commitment to issue such title insurance policy, with an original or a certified copy of such title insurance policy to follow as soon after the Closing Date as reasonably practicable);

(g)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any, or as to any such agreement which cannot be delivered prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Custodian is a true copy and that the original of such agreement has been forwarded to the public recording office;

(h)

an electronic certification evidencing the existence of the Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required; and

(i)

the original of any security agreement or equivalent instrument executed in connection with the Mortgage or as to any security agreement or equivalent instrument that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Custodian is a true copy and that the original of such document has been forwarded to the public recording office.

Any Opinion of Counsel delivered by the Depositor pursuant to this Section shall be accompanied by an Officer’s Certificate of the Depositor, upon which the Custodian shall be entitled to conclusively rely, to the effect that the Depositor has delivered such Opinion of Counsel to the Trustee and such Opinion is acceptable to both.  From time to time, the Trustee, the Master Servicer or a Servicer will forward to the Custodian additional documents pursuant to the Trust Agreement or the applicable Servicing Agreement or additional documents evidencing an assumption, modification or extension of a Mortgage Loan approved by the  Master Servicer or a Servicer in accordance with the Trust Agreement and the applicable Servicing Agreement.  The Custodian shall provide the NIMS Insurer with a copy of any such additional documentation.

All such Mortgage Loan Documents held by the Custodian as to each Mortgage Loan shall constitute the related Custodial File.

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Custodian an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account pursuant to Section 4.01 of the Trust Agreement have been so deposited.  The Depositor shall provide the NIMS Insurer with a copy of any such Officer’s Certificate.

Section 3.

Acceptance of Mortgage Loans by Custodian; Review of Documentation.

(a)

The Custodian, by execution and delivery hereof, acknowledges receipt of the Custodial Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian, on behalf of the Trustee, under this Section 3.  The Custodian, on behalf of the Trustee, will execute and deliver on the Closing Date an Initial Certification in the form annexed hereto as Exhibit B-1.

(b)

Within 45 days after the Closing Date, the Custodian will, on behalf of the Trustee and for the benefit of Holders of the Certificates, review each Custodial File to ascertain that all required documents set forth in Section 2 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Master Servicer, the applicable Servicer, the NIMS Insurer and the Trustee an Interim Certification in the form annexed hereto as Exhibit B-2 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2 of this Agreement are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan.  The Custodian shall review the documents to see that they are executed and are endorsed as in Section 2, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face.  The Custodian shall have no responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.  Such Interim Certification shall supercede all Initial Certifications relating to the  same Custodial File.

(c)

If in the course of the review described in paragraph (b) above the Custodian discovers any document or documents constituting a part of a Custodial File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered except to alterations which the related borrower has given its written consent) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a “Material Defect”), the Custodian shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certificate delivered to the Depositor, the Master Servicer, the applicable Servicer, the Trustee and the NIMS Insurer.

(d)

Within 180 days following the Closing Date, the Custodian shall deliver to the Depositor, the Master Servicer, the applicable Servicer, the NIMS Insurer and the Trustee a Final Certification substantially in the form annexed hereto as Exhibit B-3 evidencing the completeness of the Custodial Files in its possession or control.  Such Final Certification shall supersede all Initial and Interim Certificates relating to the same Custodial File.

(e)

For purposes of the determinations required to be made by the Custodian pursuant to paragraphs (a) through (d) of this Section, the Custodian shall be entitled to conclusively rely upon the diskette, tape or other electronic media (the “Data File”) provided by or on behalf of the Depositor with respect to the Mortgage Loans as to whether (i) any guarantee was executed in connection with any Mortgage Loan, (ii) any assumption, modification or substitution agreement was executed in connection with any Mortgage Loan, (iii) primary mortgage guaranty insurance is required with respect to any Mortgage Loan or (iv) any security agreement or equivalent instrument was executed in connection with any Mortgage Loan.

(f)

If, during the term of this Agreement, the Custodian discovers any defect with respect to any Custodial File, the Custodian shall given written specifications of such defect to the Trustee and the NIMS Insurer.

Section 4.

Obligations of the Custodian; Ownership of Mortgage Loan Documents.   With respect to each Custodial File that is delivered to the Custodian or that comes into the possession of the Custodian pursuant to this Agreement, the Custodian acknowledges and agrees that the Custodian is the custodian for the Trustee exclusively and that the Trustee of the Mortgage Loans has the legal right to, at any time and in its absolute discretion, direct, in writing, the Custodian to release any Custodial File or all Custodial Files to the Trustee or the Trustee’s designee, as the case may be, at such place or places as the Trustee may designate.  The Custodian shall hold each Custodial File received by it for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with this Agreement and the written instructions furnished by the Trustee.  The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire resistant facilities in accordance with customary standards (two-hour fire rated) for such custody.  The Custodian shall conduct, or cause to be conducted, periodic audits of the Custodial Files held by it under this Agreement in accordance with this Agreement and of the related accounts, records and computer systems, in such a manner as shall allow the Trustee to verify the accuracy of the Custodian's record keeping.  The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in the Custodial File or of any Mortgage Loans or (ii) the collectability, insurability, effectiveness including the authority or capacity of any Person to execute or issue any document in the Custodial File, or suitability of any Mortgage Loan unless specified otherwise in this Agreement.  The Custodian shall promptly report to the Trustee and the NIMS Insurer any failure on its part to hold the Custodial Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure.

Section 5.

Release of Custodial Files.

(a)

Upon (i) becoming aware of the payment in full of any Mortgage Loan, (ii) the receipt by the Master Servicer, the Servicer or the Subservicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next applicable Distribution Date, or (iii) in the case of a Mortgage Loan as to which the related Mortgaged Property is located in California, receipt by the Master Servicer of notification from the Servicer or the Subservicer that the Servicer or the Subservicer reasonably expects that payment in full will be received promptly, the Master Servicer, pursuant to the Trust Agreement will, or will cause the Servicer or the Subservicer to, promptly notify the Custodian by a certification (which certification will include (except in the case of a request for release pursuant to clause (iii) above) a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to the Trust Agreement have been or will be deposited) of a Servicing Officer and shall request the Custodian, on the request for release and receipt substantially in the form of Exhibit B-4, to deliver to the Master Service, the Servicer or the Subservicer, as the case may be, the related Custodial File.  Upon receipt of such certification and request, the Custodian shall promptly release and send via overnight mail the related Custodial File within three (3) Business Days to the Servicer or the Subservicer and the Custodian shall have no further responsibility with regard to such Custodial File.

 (b)

The Custodian shall, upon request of the Master Servicer, the Servicer or the Subservicer and delivery to the Custodian of a request for release and receipt signed by a Servicing Officer substantially in the form of Exhibit B-4, release within three (3) Business Days the related Custodial File held in its possession or control to the Master Servicer, the Servicer or the Subservicer.  Such trust receipt shall obligate the Master Servicer or the applicable Servicer to return the Custodial File to the Custodian when the need therefor by the Servicer or the Subservicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Custodial File shall be released by the Custodian to the Master Servicer or the Servicer or the Subservicer.

Section 6.

Fees of Custodian.   All fees of the Custodian for its services under this Agreement, and any expenses incurred but not paid by the Custodian (including but not limited to counsel fees), will be paid by the Seller on behalf of the Depositor.  In the event of any default in the payment of such fees and expenses by the Seller, the Custodian shall notify the NIMS Insurer.  The Custodian agrees that it will continue to act as Custodian hereunder and perform its duties hereunder, and if after a 60-day period the Seller has failed to pay the Custodian’s fees, the Custodian may seek repayment of such fees from the Trustee who will pay such fees from amounts on deposit in the Certificate Account prior to any distributions to Certificateholders pursuant to Section 5.02 of the Trust Agreement.

Section 7.

Removal of Custodian With Respect to Some or All of the Mortgage Loans.   With or without cause, the Trustee may with 60 day's notice remove and discharge the Custodian with the consent of the NIMS Insurer from the performance of its duties under this Agreement with respect to any or all of the Mortgage Loans by written notice from the Trustee to the Custodian, with a copy to the Depositor, the Master Servicer, the applicable Servicer and the NIMS Insurer and delivery of all outstanding Final Certifications.  Having given notice of such removal, the Trustee promptly shall, by written instrument, with a copy to the Depositor and the NIMS Insurer and an original to the successor custodian or document custodian, (i) appoint a successor custodian to act on behalf of the Trustee to replace the Custodian under this Agreement, (ii) designate a document custodian to receive the Custodial Files with respect to the Mortgage Loans removed from this Agreement, or (iii) take delivery of the Custodial Files.  The Trustee’s appointment of a successor custodian or document custodian shall be subject to the consent of the Depositor (and approval by the NIMS Insurer), which consent shall not be unreasonably withheld.  In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all affected Custodial Files.  In the event of removal of the Custodian for cause and the appointment of a successor custodian under this Agreement, the expenses of transferring the Custodial Files to the successor custodian shall be at the expense of the Custodian.  In the event of removal of the Custodian without cause by the Trustee and the appointment of a successor custodian under this Agreement, the Trustee shall be responsible for the expenses of transferring the Custodial Files to the successor custodian.  In all cases, the fees of the successor custodian hereunder shall be paid by the Seller on behalf of the Depositor or, if the Seller fails to pay such fees, then as provided in Section 6 above.  Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Mortgage Loans for which this Agreement is not terminated hereunder.

Section 8.

Transfer of Custodial Files Upon Termination.   If the Custodian is notified by the Trustee that the Trust Agreement has been terminated, upon written request of the Trustee, the Custodian shall release to such Persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request.

Section 9.

Examination of Custodial Files.   Upon reasonable (but in no event less than two Business Days) prior written notice to the Custodian, the Servicer, the Subservicer, the NIMS Insurer, the Master Servicer and the Trustee and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during the Custodian's normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans at the expense of the requesting party.

Section 10.

Insurance of Custodian.   At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, and errors and omissions insurance (which includes forgery insurance).  All such insurance shall be in amounts, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks which act as custodian and in amounts and with insurance companies reasonably acceptable to the Trustee.  A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Trustee and the NIMS Insurer, upon request, containing the statement of the insurer or endorsement evidencing that such insurance shall not terminate prior to receipt by the Trustee and the NIMS Insurer, by registered mail, of 30 days’ prior written notice thereof.

Section 11.

Counterparts.   For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

Section 12.

Periodic Statements.   On or before December 31 of each year, or upon the written request of the Trustee or the NIMS Insurer at any other time, the Custodian shall provide to the Trustee and the NIMS Insurer a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement.  Such list may be in the form of a copy of the Mortgage Loan Schedule with manual additions and deletions to specifically denote any Mortgage Loans substituted, paid off or repurchased since the date of this Agreement.

Section 13.

GOVERNING LAW.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 14.

Copies of Mortgage Documents.   Upon the written request of the Master Servicer, the Servicer, the Subservicer, the NIMS Insurer or the Trustee and at the expense of the Seller, the Custodian shall provide the requestor with copies of the Mortgage Notes, Mortgages, Assignments of Mortgages and other documents relating to any or all of the Mortgage Loans.

Section 15.

No Adverse Interest of Custodian.   By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

Section 16.

Resignation by Custodian.   The Custodian may resign as custodian under this Agreement upon at least 60 days’ notice to the Depositor, the Master Servicer, the Servicer, the Subservicer, the NIMS Insurer and the Trustee.  The costs associated with the resignation of the Custodian, including all costs associated with the transfer of the Custodial Files, shall be borne by the Custodian.  In the event of such resignation, the Trustee shall promptly appoint a successor custodian acceptable to the NIMS Insurer to serve as Custodian hereunder.  Upon such appointment the Custodian shall promptly transfer to the successor custodian, as directed, all Custodial Files being administered under this Agreement.  If no successor is so appointed and approved by the end of such 60-day period, the Custodian shall deliver all Custodial Files to the Trustee.  The Seller shall be responsible for the payment or reimbursement of such successor custodian's reasonable fees and expenses in connection with the performance of such successor custodian's obligations under this Agreement.

Section 17.

Term of Agreement.   Unless terminated pursuant to Section 7, Section 8 or Section 16 hereof, this Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Trustee under the Trust Agreement.  In such event, all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.

Section 18.

Notices.   Any demand, notice, consent, reports, statement or any other communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).  All demands, notices, consents, reports, statements and any other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown below, or at such other addresses as may hereafter be furnished to the other parties by like notice:

(i)

if to the Custodian:

Wells Fargo Bank Minnesota, National Association

2030 Main Street, Suite 100

Irvine, CA 92614

Attention: Patrick M. Gorrien

or such other address as may hereafter be furnished to the Trustee in writing by the Custodian;

(ii)

if to the Master Servicer:

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:  Amy Doyle

(iii)

if to the Trustee:

HSBC Bank USA

452 Fifth Avenue

New York, New York 10018

with a copy to the Depositor:

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Attention:  Contract Finance, FIELDSTONE 2003-1

Telephone:  (212) 526-7000
Facsimile:  (212) 526-8950

with a copy to the Seller:

Fieldstone Mortgage Company

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(iv)

if to the Servicer:

Fieldstone Mortgage Company

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(v)

if to the Subservicer:

Chase Manhattan Mortgage Corporation

10790 Rancho Bernardo Road

San Diego, California 92127

Section 19.

Successors and Assigns.   This Agreement shall inure to the benefit of the successors and assigns of the parties hereto, subject to the limitations herein provided.  The Trustee shall have the right, subject to the terms of the Trust Agreement, with the consent of the NIMS Insurer and without the consent of the Custodian or the Depositor (but with notice in writing to the Custodian), to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to one or more parties including the Depositor and affiliates thereof, each of which in turn may assign, with the consent of the NIMS Insurer, its interest under this Agreement with respect to the Mortgage Loans to one or more parties, and such parties shall succeed to the rights of the Trustee under this Agreement with respect to the applicable Mortgage Loans.  All references to the Trustee in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee, specifically including the Depositor and the Trustee.  The Custodian shall have the right to assign, in whole or in part, its interest under this Agreement only with the prior written consent of the Trustee, the NIMS Insurer and the Depositor or in accordance with Section 16.

Section 20.

Limitation on Liability.

(a)

Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed (which belief may be based upon the opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.  The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect, incidental, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

(b)

Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee, the NIMS Insurer and each of their respective officers, directors and agents for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust Fund, the Trustee or the NIMS Insurer, due to any act or omission by the Custodian with respect to the Custodial Files which constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount resulting from the willful misconduct, lack of good faith or negligence of such Person.  The provisions of this Subsection 20(b) shall survive the termination of this Custodial Agreement.

(c)

The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred without negligence, willful misconduct, bad faith on their part, arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

Section 21.

Custodian Obligations Regarding Genuineness of Documents.   In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; provided that the provisions of this Section shall not in any manner limit or reduce the responsibilities of the Custodian under Section 3.

Section 22.

Shipment of Documents.  Written instructions as to the method of shipment and the shipper(s) that the Custodian is directed to utilize in connection with transmission of Mortgage Loan Documents in the performance of the Custodian’s duties hereunder shall be delivered by the Depositor to the Custodian prior to any shipment of any Mortgage Loan Documents hereunder.  The Seller will arrange for the provision of such services at its sole cost and expense (or, at the Custodian’s option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Custodial Files and Mortgage Loan Documents as the Depositor deems appropriate.  Without limiting the generality of the provisions of Section 20 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person or property, arising out of actions of the Custodian properly taken pursuant to instructions of the Trustee.

Section 23.

Authorized Representatives.  Each individual designated as an authorized representative of the Custodian, the Trustee, the Master Servicer, the Servicer or the Subservicer (an “Authorized Representative”) is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Custodian, the Trustee, the Master Servicer, the Servicer and the Subservicer, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Trustee, the Master Servicer and each Servicer initially authorized hereunder is set forth on Exhibits C, D, E, F-1 and F-2, respectively.  From time to time, the Custodian, the Trustee, the Master Servicer or any Servicer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

Section 24.

Amendments.  With the consent of the NIMS Insurer, this Agreement may be amended or modified from time to time by the Trustee and the Custodian in writing, with prior notice by the Trustee to the Master Servicer, the Servicer, the Subservicer and the Depositor.  In the event of an amendment to the Trust Agreement, the Depositor shall provide a copy of such amendment to the Custodian.  No amendments or modifications to the Trust Agreement that have an impact on this Agreement shall be effective unless agreed to in writing by the Custodian.

Section 25.

Third-Party Beneficiary.  The Depositor shall promptly notify the Custodian and the Trustee in writing of the issuance of any class of NIM Securities and of the identity of any NIMS Insurer.  Upon receipt of such notice, the parties hereto agree that the NIMS Insurer shall thereafter have the benefit of the provisions of this Agreement as an intended third party beneficiary.  Notwithstanding anything in this Agreement to the contrary, all rights of the NIMS Insurer under this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

Section 26.

Identification of NIMS Insurer.  All references in this Agreement to the “NIMS Insurer” shall become operative only after notice from the Depositor to the Trustee and the Custodian of the identification of the NIMS Insurer.

IN WITNESS WHEREOF, the Trustee and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

as Custodian

By: /s/ Patrick Gorrien

Name:  Patrick Gorrien

Title:     Assistant Vice President

HSBC BANK USA,

as Trustee

By: /s/ Wendy Zhang

Name: Wendy Zhang

Title:   Trust Officer

Acknowledged:

FIELDSTONE MORTGAGE COMPANY

    as Seller and as Servicer

By: /s/ Robert Partlow

Name: Robert Partlow

Title:   Senior Vice President

STRUCTURED ASSET SECURITIES CORPORATION,

    as Depositor

By: /s/ Matthew Lewis

Name: Matthew Lewis

Title:   Senior Vice President

WELLS FARGO BANK MINNESOTA,

NATIONAL ASSOCIATION

    as Master Servicer

By: /s/ Amy Doyle

Name:  Amy Doyle

Title: Vice President

CHASE MANHATTAN MORTGAGE CORPORATION

    as Servicer

By: /s/ Karen Taylor

Name:  Karen Taylor

Title:    Vice President

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B-1

FORM OF INITIAL CERTIFICATION

             [Date]

HSBC Bank USA

452 Fifth Avenue

New York, New York 10018

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Fieldstone Mortgage Company

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

Chase Manhattan Mortgage Corporation

10790 Rancho Bernardo Road
San Diego, California 92127

Re:

Custodial Agreement, dated as of September 1, 2003 (the

“Custodial Agreement”), between HSBC Bank USA, as

Trustee, and Wells Fargo Bank Minnesota, National

Association, as Custodian, with respect to Fieldstone Mortgage

Investment Corp. 2003-1, Mortgage Pass-Through Certificates,

Series 2003-1

Ladies and Gentlemen:

In accordance with Section 3 of the Custodial Agreement, subject to review of the contents thereof, the undersigned, as Custodian, hereby certifies that it has received the applicable documents listed in Section 2 of the Custodial Agreement (other than any document described in clause (h) of the second paragraph of such Section) for each Custodial File pertaining to each Mortgage Loan listed on Exhibit A, to the Custodial Agreement, subject to any exceptions noted on Schedule I hereto.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certification is subject in all respects to the terms of Section 3 of the Custodial Agreement and the Custodial Agreement sections cross-referenced therein.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

as Custodian

By:

Name:

Title:

EXHIBIT B-2

FORM OF INTERIM CERTIFICATION

           [Date]

HSBC Bank USA

452 Fifth Avenue

New York, New York 10018

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Fieldstone Mortgage Company

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

Chase Manhattan Mortgage Corporation

10790 Rancho Bernardo Road
San Diego, California 92127

Re:

Custodial Agreement, dated as of September 1, 2003 (the

“Custodial Agreement”), between HSBC Bank USA, as

Trustee, and Wells Fargo Bank Minnesota, National

Association, as Custodian, with respect to Fieldstone Mortgage

Investment Corp. 2003-1, Mortgage Pass-Through Certificates,

Series 2003-1

Ladies and Gentlemen:

In accordance with Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents listed in Section 2 of the Custodial Agreement (other than any document described in clause (h) of the second paragraph of such Section).

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on the Schedule I hereto, it has reviewed the documents identified above and has determined that each such document appears regular on its face and to contain the required signatures by or on behalf of the mortgagor and the mortgagee and appears to relate to the Mortgage Loan identified in such document.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certificate is qualified in all respects by the terms of the Custodial Agreement including, but not limited to, Section 3.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Custodian

By:

Name:

Title:

EXHIBIT B-3

FORM OF FINAL CERTIFICATION

          [Date]

HSBC Bank USA

452 Fifth Avenue

New York, New York 10018

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

Fieldstone Mortgage Company

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

Chase Manhattan Mortgage Corporation

10790 Rancho Bernardo Road
San Diego, California 92127

Re:

Custodial Agreement, dated as of September 1, 2003 (the

“Custodial Agreement”), between HSBC Bank USA, as

Trustee, and Wells Fargo Bank Minnesota, National

Association, as Custodian, with respect to Fieldstone Mortgage

Investment Corp. 2003-1, Mortgage Pass-Through Certificates,

 Series 2003-1

Ladies and Gentlemen:

In accordance with Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents listed in Section 2 of the Custodial Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified in the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i) through (v) of the definition of Mortgage Loan Schedule is correct.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certificate is qualified in all respects by the terms of the Custodial Agreement.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

  as Custodian

By:

Name:

Title:

EXHIBIT B-4

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

[Date]

Wells Fargo Bank Minnesota, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Account Manager

In connection with the administration of the mortgages held by you as Custodian under a certain Custodial Agreement dated as of September 1, 2003 (the “Custodial Agreement”), between HSBC Bank USA, as Trustee, and you, as Custodian, the undersigned Master Servicer, Servicer or Subservicer hereby requests a release of the Mortgage File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.  Mortgage Loan paid in full. The Master Servicer (or Servicer) hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.

2.  The Mortgage Loan is being foreclosed.

3.  Mortgage Loan substituted. The Master Servicer (or Servicer) hereby certifies that a Qualified Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.

4.  Mortgage Loan repurchased. The Master Servicer (or Servicer) hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.

5.

Other. (Describe)

6.

California Mortgage Loan expected to be paid in full.

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualified Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed or is a California Mortgage Loan specified in 6 above (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Custodial Agreement.

Name of Master Servicer (or Servicer or Subservicer)

By:

Name:

Title:  Servicing Officer

EXHIBIT B-5

FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

I, _________________________________________, being duly sworn, do hereby state under oath that:

1.

I am a duly elected ______________________ of Fieldstone Mortgage Company (the “Company”) and am duly authorized to make this affidavit.

2.

This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Trust Agreement, dated as of September 1, 2003, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, as Trustee, Fieldstone Mortgage Company, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Trust Administrator (in such capacities, the “Master Servicer” or the “Trust Administrator”), relating to the Fieldstone Mortgage Investment Corp. 2003-1, Mortgage Pass-Through Certificates, Series 2003-1 (the “Agreement”).

3.

The [                    ] is the payee under the following described Mortgage Note (“Mortgage Note”) which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

Loan Number: __________________________________

Mortgage Note Date:_____________________________

Borrower(s): ___________________________________

Original Payee (if not the Company): ___________

Original Amount:________________________________

Mortgage Rate: _________________________________

Address of Mortgaged Property: _________________

________________________________________________

4.

The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage Note.

5.

A thorough and diligent search for the executed original Mortgage Note was undertaken and was unsuccessful.

6.

Attached hereto is a true and correct copy of the Mortgage Note.

7.

The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Mortgage Loan Sale and Assignment Agreement.

8.

Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations, warranties and covenants appearing in Section 2.04 of the Mortgage Loan Sale and Assignment Agreement and Section 2.04 of the Agreement, the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.05 of the Agreement.  In addition, the Company covenants and agrees to indemnify the Trustee, the Trust Fund and the NIMS Insurer from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

9.

In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage Note to the Trustee.

10.

Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.

Date:

______________________________

 (signature)

______________________________

 (print name)

______________________________

 (print title)

EXHIBIT B-6

FORM OF ENDORSEMENT

Pay to the order of HSBC Bank USA, as trustee (the “Trustee”) under the Trust Agreement dated as of September 1, 2003, among Structured Asset Securities Corporation, as Depositor, HSBC Bank USA, as Trustee, Fieldstone Mortgage Company, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Trust Administrator (in such capacities, the “Master Servicer” or the “Trust Administrator”), relating to Fieldstone Mortgage Investment Corp. 2003-1, Mortgage Pass-Through Certificates, Series 2003-1, without recourse.

[current signatory on note]

By:

Name:

Title:

EXHIBIT C

AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

Name	Signature	Title

EXHIBIT D

AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

Name	Signature	Title

EXHIBIT E

AUTHORIZED REPRESENTATIVES OF THE MASTER SERVICER

Name	Signature	Title

EXHIBIT F-1

AUTHORIZED REPRESENTATIVES OF THE SERVICER
(Fieldstone Mortgage Company)

Name	Signature	Title

EXHIBIT F-2

AUTHORIZED REPRESENTATIVES OF THE SERVICER
(Chase Manhattan Mortgage Company)

Name	Signature	Title